UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2018

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2018

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund
Annual Report

For the fiscal year ended October 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended October 31, 2018, the Fund returned 4.10%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 3.03% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 7.35% during the period, while small cap stocks, as represented by the Russell 2000® Index3, were up 1.85%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.–Mexico–Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25% - 1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00% - 2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Stock selection within the industrials and consumer staples sector contributed positively to relative performance during the period. Within the industrials sector, Union Pacific Corp., a transportation services company based in the United States, contributed positively to relative performance. Shares of the company benefited from the recently announced

Unified Plan 2020, a strategy looking to increase the company’s operating efficiency and improve service reliability. The firm expects the Unified Plan 2020 to contribute to the firm’s 60% operation ratio goal by 2020. Flowserve Corp., an industrial flow management equipment company, also contributed positively to relative performance. The company’s share price advanced after it posted solid second quarter results, with both top and bottom line beating consensus estimates as well as reporting over one billion in orders.

Within the consumer staples sector, an overweight position in Keurig Dr Pepper Inc., a non-alcoholic beverage manufacturer, contributed most to relative performance. The company benefited from the completion of the merger with Dr Pepper Snapple Group, which may lead to cost synergies, an expanded distribution network, and an emphasis on innovation. An overweight position in Sysco Corporation, a food distributor, contributed to relative performance. The company’s shares rose following the acquisition of Kent Frozen Foods, a U.K. based food distributor.

Conversely, stock selection within the utilities sector, and stock selection within as well as a sector overweight to the materials sector, detracted from relative performance over the period. Within the materials sector, an overweight position in Packaging Corporation of America detracted most from relative performance. Shares of the containerboard and packing products company recently came under pressure after competitor ND Paper LLC announced capacity expansions through recent paper and pulp mill investments. The Fund’s holding of Graphic Packaging Corporation, a paper-based packaging firm, also detracted from relative performance. Shares of the firm came under pressure after the company revised its 2018 EBITDA guidance downward for the full year. Additionally, within the utilities sector PPL Corporation, an electricity and natural gas company, detracted from performance. Many firms within the utilities sector, including PPL, faced several headwinds including rising interest rates and an inability to capitalize on the tax reform enacted in December. The Fund’s underweight position in NextEra Energy, Inc., an electric power company, detracted from performance because the company’s share price rose over the period following the company’s definitive agreement with Southern Company to acquire Gulf Power and Florida City Gas.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

2    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A4	-1.91%	7.47%	9.33%	–
Class C5	2.41%	7.94%	9.21%	–
Class F6	4.38%	8.93%	10.20%	–
Class F3[7]	4.49%	–	–	6.90%
Class I6	4.40%	9.01%	10.31%	–
Class P6	4.03%	8.73%	9.94%	–
Class R2[6]	3.85%	8.39%	9.65%	–
Class R3[6]	3.91%	8.50%	9.77%	–
Class R4[8]	4.12%	–	–	8.29%
Class R5[8]	4.39%	–	–	8.57%
Class R6[8]	4.42%	–	–	8.64%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC-required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Performance is at net asset value.

7    Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 through October 31, 2018).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/18 – 10/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/18 -
	5/1/18	10/31/18	10/31/18
Class A
Actual	$1,000.00	$1,013.30	$3.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class C
Actual	$1,000.00	$1,009.70	$7.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.43
Class F
Actual	$1,000.00	$1,014.70	$2.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.38	$2.85
Class F3
Actual	$1,000.00	$1,015.30	$1.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.30	$1.94
Class I
Actual	$1,000.00	$1,014.50	$2.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.89	$2.35
Class P
Actual	$1,000.00	$1,012.70	$4.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class R2
Actual	$1,000.00	$1,012.20	$5.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40
Class R3
Actual	$1,000.00	$1,012.70	$4.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class R4
Actual	$1,000.00	$1,013.40	$3.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class R5
Actual	$1,000.00	$1,015.10	$2.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.94	$2.29
Class R6
Actual	$1,000.00	$1,014.60	$1.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.29	$1.94

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.71% for Class A, 1.46% for Class C, 0.56% for Class F, 0.38% for Class F3, 0.46% for Class I, 0.87% for Class P, 1.06% for Class R2, 0.96% for Class R3, 0.71% for Class R4, 0.45% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	3.83%
Consumer Discretionary	9.42%
Consumer Staples	10.93%
Energy	8.81%
Financials	20.67%
Health Care	11.13%
Industrials	10.06%
Information Technology	9.75%
Materials	4.41%
Real Estate	4.89%
Utilities	5.61%
Repurchase Agreement	0.49%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.61%

Aerospace & Defense 1.92%
Raytheon Co.	129,400	$22,650
United Technologies Corp.	792,100	98,387
Total		121,037

Air Freight & Logistics 0.82%
CH Robinson Worldwide, Inc.	584,100	52,002

Auto Components 0.41%
Gentex Corp.	1,238,800	26,077

Automobiles 0.99%
Ford Motor Co.	6,548,400	62,537

Banks 10.66%
Bank of America Corp.	4,969,600	136,664
Citigroup, Inc.	505,000	33,057
Citizens Financial Group, Inc.	1,818,000	67,902
Comerica, Inc.	542,600	44,254
Fifth Third Bancorp	1,239,900	33,465
JPMorgan Chase & Co.	1,543,642	168,288
KeyCorp	4,073,500	73,975
PNC Financial Services Group, Inc. (The)	290,300	37,301
U.S. Bancorp	1,475,300	77,114
Total		672,020

Beverages 0.89%
Coca-Cola Co. (The)	1,166,300	55,843

Biotechnology 0.50%
Amgen, Inc.	164,200	31,656

Building Products 0.87%
Johnson Controls International plc	1,714,700	54,819
Resideo Technologies, Inc.*	1	–	(a)
Total		54,819
		Fair
		Value
Investments	Shares	(000)
Capital Markets 3.94%
Ameriprise Financial, Inc.	395,200	$50,285
CME Group, Inc.	516,600	94,662
Lazard Ltd. Class A	378,900	15,058
LPL Financial Holdings, Inc.	541,400	33,350
Northern Trust Corp.	172,000	16,180
T. Rowe Price Group, Inc.	204,400	19,825
TD Ameritrade Holding Corp.	367,000	18,981
Total		248,341

Chemicals 2.32%
Celanese Corp. Series A	467,100	45,281
DowDuPont, Inc.	1,095,900	59,091
Eastman Chemical Co.	364,100	28,527
PPG Industries, Inc.	125,200	13,157
Total		146,056

Commercial Services & Supplies 0.86%
KAR Auction Services, Inc.	387,600	22,070
Republic Services, Inc.	443,800	32,255
Total		54,325

Communications Equipment 1.95%
Cisco Systems, Inc.	2,681,600	122,683

Consumer Finance 1.08%
Discover Financial Services	977,100	68,075

Containers & Packaging 1.15%
Graphic Packaging Holding Co.	2,112,700	23,261
Packaging Corp. of America	535,900	49,201
Total		72,462

Diversified Consumer Services 0.67%
H&R Block, Inc.	1,598,200	42,416

Diversified Telecommunication Services 3.39%
AT&T, Inc.	3,136,749	96,236
Verizon Communications, Inc.	2,056,651	117,414
Total		213,650

8	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Electric: Utilities 3.43%
Duke Energy Corp.	909,939	$75,188
Evergy, Inc.	841,557	47,119
Exelon Corp.	994,800	43,582
PPL Corp.	1,651,000	50,191
Total		216,080

Electrical Equipment 1.44%
Eaton Corp. plc	523,400	37,512
Emerson Electric Co.	314,500	21,349
Hubbell, Inc.	311,900	31,720
Total		90,581

Energy Equipment & Services 1.09%
Schlumberger Ltd.	1,342,800	68,899

Entertainment 0.45%
Viacom, Inc. Class B	877,900	28,075

Equity Real Estate Investment Trusts 4.58%
Duke Realty Corp.	1,323,600	36,492
Essex Property Trust, Inc.	233,900	58,658
Federal Realty Investment Trust	246,500	30,578
Host Hotels & Resorts, Inc.	2,347,400	44,859
Prologis, Inc.	276,800	17,845
SL Green Realty Corp.	252,900	23,080
Starwood Property Trust, Inc.	1,247,900	27,104
UDR, Inc.	861,800	33,774
Vornado Realty Trust	239,000	16,271
Total		288,661

Food & Staples Retailing 3.24%
Sysco Corp.	513,400	36,621
Walgreens Boots Alliance, Inc.	1,027,200	81,940
Walmart, Inc.	852,400	85,478
Total		204,039
		Fair
		Value
Investments	Shares	(000)
Food Products 3.96%
Archer-Daniels-Midland Co.	860,700	$40,668
Hormel Foods Corp.	1,356,800	59,211
J.M. Smucker Co. (The)	236,500	25,618
Kellogg Co.	362,300	23,723
Kraft Heinz Co. (The)	1,107,000	60,852
Mondelez International, Inc. Class A	950,000	39,881
Total		249,953

Health Care Equipment & Supplies 2.55%
Abbott Laboratories	1,076,300	74,200
Medtronic plc (Ireland)(b)	966,500	86,811
Total		161,011

Health Care Providers & Services 1.31%
CVS Health Corp.	497,900	36,043
Quest Diagnostics, Inc.	494,000	46,490
Total		82,533

Hotels, Restaurants & Leisure 2.29%
Carnival Corp.	1,212,200	67,931
Dunkin’ Brands Group, Inc.	235,100	17,059
Royal Caribbean Cruises Ltd.	120,300	12,599
Yum! Brands, Inc.	514,100	46,480
Total		144,069

Household Durables 0.28%
Newell Brands, Inc.	1,115,300	17,711

Household Products 2.23%
Kimberly-Clark Corp.	486,800	50,773
Procter & Gamble Co. (The)	1,011,800	89,727
Total		140,500

Industrial Conglomerates 0.40%
Honeywell International, Inc.	175,000	25,344

Information Technology Services 0.60%
Leidos Holdings, Inc.	276,700	17,925
Sabre Corp.	816,400	20,124
Total		38,049

See Notes to Financial Statements.	9

Schedule of Investments (continued)

October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Insurance 5.02%
Axis Capital Holdings Ltd.	344,100	$19,197
Chubb Ltd. (Switzerland)(b)	408,700	51,051
Fidelity National Financial, Inc.	856,300	28,643
Hartford Financial Services Group, Inc. (The)	823,300	37,394
Lincoln National Corp.	901,800	54,280
Old Republic International Corp.	1,124,500	24,795
Prudential Financial, Inc.	373,100	34,989
Travelers Cos., Inc. (The)	343,100	42,932
Unum Group	636,000	23,062
Total		316,343

Machinery 2.39%
Caterpillar, Inc.	278,800	33,824
Cummins, Inc.	246,200	33,653
Dover Corp.	222,200	18,407
Flowserve Corp.	774,700	35,559
Stanley Black & Decker, Inc.	251,700	29,328
Total		150,771

Media 2.04%
Comcast Corp. Class A	2,174,300	82,928
Interpublic Group of Cos., Inc. (The)	1,981,800	45,898
Total		128,826

Metals & Mining 0.95%
Nucor Corp.	1,014,000	59,948

Multi-Line Retail 0.58%
Kohl’s Corp.	484,000	36,653

Multi-Utilities 2.19%
Dominion Energy, Inc.	884,300	63,157
Public Service Enterprise Group, Inc.	256,300	13,694
Sempra Energy	558,100	61,458
Total		138,309

		Fair
		Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 7.73%
Chevron Corp.	1,579,232	$176,321
ConocoPhillips	1,437,600	100,488
Exxon Mobil Corp.	589,300	46,955
Kinder Morgan, Inc.	1,898,600	32,314
Marathon Petroleum Corp.	374,700	26,398
Valero Energy Corp.	912,850	83,152
Williams Cos., Inc. (The)	888,500	21,617
Total		487,245

Pharmaceuticals 6.77%
Bristol-Myers Squibb Co.	621,800	31,426
Johnson & Johnson	572,800	80,186
Merck & Co., Inc.	1,988,800	146,396
Pfizer, Inc.	3,924,300	168,980
Total		426,988

Real Estate Investment Trusts 0.31%
Boston Properties, Inc.	163,400	19,732

Road & Rail 1.36%
Ryder System, Inc.	163,800	9,060
Union Pacific Corp.	525,400	76,824
Total		85,884

Semiconductors & Semiconductor Equipment 4.18%
Broadcom, Inc.	349,800	78,177
Intel Corp.	3,159,100	148,099
QUALCOMM, Inc.	216,700	13,628
Texas Instruments, Inc.	253,200	23,504
Total		263,408

Software 1.05%
Microsoft Corp.	617,800	65,987

Specialty Retail 2.16%
Home Depot, Inc. (The)	236,800	41,648
TJX Cos., Inc. (The)	402,000	44,172
Tractor Supply Co.	546,800	50,246
Total		136,066

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Technology Hardware, Storage & Peripherals 1.98%
Apple, Inc.	159,525	$34,914
NetApp, Inc.	677,800	53,200
Xerox Corp.	1,327,700	37,003
Total		125,117

Tobacco 0.63%
Philip Morris International, Inc.	447,600	39,420
Total Common Stocks (cost $6,145,617,118)		6,280,201
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.49%

Repurchase Agreement
Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $31,270,000 of U.S. Treasury Note at 2.625% due 6/15/2021; value: $31,378,038; proceeds: $30,760,552 (cost $30,759,484)	$30,759	$30,759
Total Investments in Securities 100.10% (cost $6,176,376,602)		6,310,960
Liabilities in Excess of Other Assets(c) (0.10)%		(6,122)
Net Assets 100.00%		$6,304,838

*	Non-income producing security.
(a)	Amount is less than $1,000.
(b)	Foreign security traded in U.S. dollars.
(c)	Liabilities in Excess of Other Assets include net unrealized depreciation on futures contracts as follows:

Open Futures Contracts at October 31, 2018:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
E-Mini S&P 500 Index	December 2018	197	Long	$28,383,896	$26,704,335	$(1,679,561)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$6,280,201	$–	$–	$6,280,201
Short-Term Investments
Repurchase Agreement	–	30,759	–	30,759
Total	$6,280,201	$30,759	$–	$6,310,960

Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(1,680)	–	–	(1,680)
Total	$(1,680)	$–	$–	$(1,680)

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2018.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

October 31, 2018

ASSETS:
Investments in securities, at fair value (cost $6,176,376,602)	$6,310,959,684
Deposits with brokers for futures collateral	1,182,000
Receivables:
Investment securities sold	22,325,273
Interest and dividends	8,912,950
Capital shares sold	2,547,792
Variation margin for futures contracts	195,532
Prepaid expenses and other assets	45,054
Total assets	6,346,168,285
LIABILITIES:
Payables:
Investment securities purchased	22,643,991
Capital shares reacquired	7,442,557
12b-1 distribution plan	5,188,296
Directors’ fees	3,129,252
Management fee	1,725,035
Fund administration	219,246
Accrued expenses	981,688
Total liabilities	41,330,065
NET ASSETS	$6,304,838,220
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,683,343,870
Total distributable earnings	621,494,350
Net Assets	$6,304,838,220

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2018

Net assets by class:
Class A Shares	$5,540,007,489
Class C Shares	$133,506,706
Class F Shares	$314,764,245
Class F3 Shares	$103,178,726
Class I Shares	$120,896,850
Class P Shares	$14,702,936
Class R2 Shares	$1,339,584
Class R3 Shares	$41,776,454
Class R4 Shares	$8,433,954
Class R5 Shares	$46,830
Class R6 Shares	$26,184,446
Outstanding shares by class:
Class A Shares (2.9 billion shares of common stock authorized, $.001 par value)	359,500,949
Class C Shares (300 million shares of common stock authorized, $.001 par value)	8,641,780
Class F Shares (300 million shares of common stock authorized, $.001 par value)	20,413,973
Class F3 Shares (300 million shares of common stock authorized, $.001 par value)	6,646,915
Class I Shares (300 million shares of common stock authorized, $.001 par value)	7,811,936
Class P Shares (200 million shares of common stock authorized, $.001 par value)	955,992
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	86,841
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	2,711,915
Class R4 Shares (300 million shares of common stock authorized, $.001 par value)	548,027
Class R5 Shares (300 million shares of common stock authorized, $.001 par value)	3,024
Class R6 Shares (300 million shares of common stock authorized, $.001 par value)	1,687,848
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.41
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$16.35
Class C Shares-Net asset value	$15.45
Class F Shares-Net asset value	$15.42
Class F3 Shares-Net asset value	$15.52
Class I Shares-Net asset value	$15.48
Class P Shares-Net asset value	$15.38
Class R2 Shares-Net asset value	$15.43
Class R3 Shares-Net asset value	$15.40
Class R4 Shares-Net asset value	$15.39
Class R5 Shares-Net asset value	$15.49
Class R6 Shares-Net asset value	$15.51

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended October 31, 2018

Investment income:
Dividends	$216,676,401
Interest and other	198,310
Total investment income	216,874,711
Expenses:
Management fee	20,968,045
12b-1 distribution plan-Class A	14,280,333
12b-1 distribution plan-Class B	13,906
12b-1 distribution plan-Class C	2,536,175
12b-1 distribution plan-Class F	326,502
12b-1 distribution plan-Class P	55,030
12b-1 distribution plan-Class R2	8,813
12b-1 distribution plan-Class R3	225,862
12b-1 distribution plan-Class R4	18,848
12b-1 distribution plan-Class T	19
Shareholder servicing	5,862,400
Fund administration	2,669,073
Reports to shareholders	355,717
Registration	250,177
Directors’ fees	176,761
Professional	139,995
Custody	111,166
Other	168,726
Gross expenses	48,167,548
Expense reductions (See Note 9)	(290,151)
Net expenses	47,877,397
Net investment income	168,997,314
Net realized and unrealized gain (loss):
Net realized gain on investments	467,480,405
Net realized gain on futures contracts	4,054,640
Net realized gain on foreign currency related transactions	12,964
Net change in unrealized appreciation/depreciation on investments	(356,094,057)
Net change in unrealized appreciation/depreciation on futures contracts	(2,549,279)
Net realized and unrealized gain	112,904,673
Net Increase in Net Assets Resulting From Operations	$281,901,987

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2018	October 31, 2017
Operations:
Net investment income	$168,997,314	$146,264,947
Net realized gain on investments, futures contracts and foreign currency related transactions	471,548,009	618,946,285
Net change in unrealized appreciation/depreciation on investments and futures contracts	(358,643,336)	389,294,975
Net increase in net assets resulting from operations	281,901,987	1,154,506,207
Distributions to shareholders:(1)
Class A	(653,845,843)	(420,899,143)
Class B	(481,318)	(1,377,285)
Class C	(33,690,520)	(26,342,350)
Class F	(36,693,259)	(18,997,725)
Class F3	(11,031,424)	(3,401)
Class I	(12,987,407)	(10,016,560)
Class P	(1,963,627)	(1,511,073)
Class R2	(188,034)	(46,464)
Class R3	(5,154,057)	(3,901,858)
Class R4	(656,756)	(60,052)
Class R5	(2,607)	(951)
Class R6	(2,824,242)	(243,402)
Class T	(1,132)	(58)
Total distributions to shareholders	(759,520,226)	(483,400,322)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	459,673,079	1,006,066,402
Reinvestment of distributions	691,399,663	437,793,893
Cost of shares reacquired	(1,099,967,867)	(1,535,555,564)
Net increase (decrease) in net assets resulting from capital share transactions	51,104,875	(91,695,269)
Net increase (decrease) in net assets	(426,513,364)	579,410,616
NET ASSETS:
Beginning of year	$6,731,351,584	$6,151,940,968
End of year	$6,304,838,220	$6,731,351,584
Undistributed net investment income(2)	$–	$–

(1)

The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended October 31, 2017, the source of distributions was as follows:

Net investment income – Class A $(132,844,836), Class B $(182,185), Class C $(5,793,726), Class F $(8,263,918), Class F3 $(3,401), Class I $(2,641,321), Class P $(448,689), Class R2 $(20,335), Class R3 $(1,052,995), Class R4 $(53,701), Class R5 $(381), Class R6 $(242,425) and Class T $(58). Net realized gain – Class A $(288,054,307), Class B $(1,195,100), Class C $(20,548,624), Class F $(10,733,807), Class I $(7,375,239), Class P $(1,062,384), Class R2 $(26,129), Class R3 $(2,848,863), Class R4 $(6,351), Class R5 $(570) and Class R6 $(977).

(2)	The SEC eliminated the requirement to disclose undistributed net investment income in 2018. For the year ended October 31, 2017, undistributed net investment income was $3,928,018.

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2018	$16.65	$0.40	$ 0.23	$0.63	$(0.33)	$(1.54)	$(1.87)
10/31/2017	15.03	0.36	2.45	2.81	(0.37)	(0.82)	(1.19)
10/31/2016	15.70	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)
10/31/2015	16.65	0.36	(0.15)	0.21	(0.36)	(0.80)	(1.16)
10/31/2014	14.94	0.36	1.72	2.08	(0.37)	–	(0.37)
Class C
10/31/2018	16.65	0.26	0.26	0.52	(0.18)	(1.54)	(1.72)
10/31/2017	15.03	0.24	2.45	2.69	(0.25)	(0.82)	(1.07)
10/31/2016	15.70	0.26	0.46	0.72	(0.24)	(1.15)	(1.39)
10/31/2015	16.64	0.24	(0.14)	0.10	(0.24)	(0.80)	(1.04)
10/31/2014	14.94	0.24	1.71	1.95	(0.25)	–	(0.25)
Class F
10/31/2018	16.64	0.43	0.25	0.68	(0.36)	(1.54)	(1.90)
10/31/2017	15.03	0.38	2.45	2.83	(0.40)	(0.82)	(1.22)
10/31/2016	15.70	0.39	0.47	0.86	(0.38)	(1.15)	(1.53)
10/31/2015	16.65	0.38	(0.14)	0.24	(0.39)	(0.80)	(1.19)
10/31/2014	14.94	0.38	1.73	2.11	(0.40)	–	(0.40)
Class F3
10/31/2018	16.74	0.46	0.24	0.70	(0.38)	(1.54)	(1.92)
4/4/2017 to 10/31/2017(c)	15.94	0.11	0.89	1.00	(0.20)	–	(0.20)
Class I
10/31/2018	16.71	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
10/31/2017	15.09	0.41	2.44	2.85	(0.41)	(0.82)	(1.23)
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
10/31/2015	16.70	0.41	(0.16)	0.25	(0.40)	(0.80)	(1.20)
10/31/2014	14.99	0.39	1.73	2.12	(0.41)	–	(0.41)
Class P
10/31/2018	16.62	0.39	0.23	0.62	(0.32)	(1.54)	(1.86)
10/31/2017	15.01	0.36	2.44	2.80	(0.37)	(0.82)	(1.19)
10/31/2016	15.68	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)
10/31/2015	16.62	0.36	(0.14)	0.22	(0.36)	(0.80)	(1.16)
10/31/2014	14.91	0.36	1.71	2.07	(0.36)	–	(0.36)
Class R2
10/31/2018	16.65	0.34	0.26	0.60	(0.28)	(1.54)	(1.82)
10/31/2017	15.04	0.29	2.46	2.75	(0.32)	(0.82)	(1.14)
10/31/2016	15.71	0.32	0.46	0.78	(0.30)	(1.15)	(1.45)
10/31/2015	16.61	0.31	(0.14)	0.17	(0.27)	(0.80)	(1.07)
10/31/2014	14.91	0.30	1.72	2.02	(0.32)	–	(0.32)
Class R3
10/31/2018	16.63	0.36	0.24	0.60	(0.29)	(1.54)	(1.83)
10/31/2017	15.02	0.32	2.44	2.76	(0.33)	(0.82)	(1.15)
10/31/2016	15.69	0.33	0.47	0.80	(0.32)	(1.15)	(1.47)
10/31/2015	16.63	0.32	(0.13)	0.19	(0.33)	(0.80)	(1.13)
10/31/2014	14.93	0.32	1.72	2.04	(0.34)	–	(0.34)

16	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$15.41	4.10		0.71		2.55		$5,540,007	62
16.65	19.54		0.70		2.26		5,774,835	69
15.03	5.81		0.74		2.51		5,347,367	73
15.70	1.26		0.74		2.22		5,663,305	66
16.65	14.08		0.74		2.25		6,079,217	81

15.45	3.34		1.46		1.66		133,507	62
16.65	18.62		1.45		1.53		334,809	69
15.03	5.03		1.48		1.77		382,356	73
15.70	0.55		1.49		1.48		422,766	66
16.64	13.17		1.48		1.50		459,439	81

15.42	4.38		0.56		2.69		314,764	62
16.64	19.66		0.55		2.36		362,708	69
15.03	5.97		0.59		2.66		188,161	73
15.70	1.42		0.59		2.37		156,842	66
16.65	14.25		0.59		2.36		152,988	81

15.52	4.49		0.39		2.88		103,179	62
16.74	6.30	(d)	0.38	(e)	1.15	(e)	90,582	69

15.48	4.40		0.46		2.83		120,897	62
16.71	19.74		0.46		2.56		68,197	69
15.09	6.12		0.49		2.76		137,838	73
15.75	1.51		0.49		2.52		131,435	66
16.70	14.31		0.49		2.48		268,873	81

15.38	4.03		0.79		2.46		14,703	62
16.62	19.48		0.71		2.27		17,375	69
15.01	5.81		0.74		2.52		19,648	73
15.68	1.31		0.74		2.22		22,407	66
16.62	14.02		0.74		2.32		28,397	81

15.43	3.85		1.06		2.16		1,340	62
16.65	19.10		1.05		1.81		1,751	69
15.04	5.41		1.09		2.17		480	73
15.71	0.99		1.09		1.90		624	66
16.61	13.65		1.09		1.88		718	81

15.40	3.91		0.96		2.29		41,776	62
16.63	19.20		0.93		2.04		46,658	69
15.02	5.57		0.97		2.28		52,793	73
15.69	1.09		0.98		1.99		55,901	66
16.63	13.75		0.98		2.00		55,545	81

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
10/31/2018	$16.63	$0.40	$ 0.24	$ 0.64	$(0.34)	$(1.54)	$(1.88)
10/31/2017	15.03	0.33	2.48	2.81	(0.39)	(0.82)	(1.21)
10/31/2016	15.70	0.36	0.47	0.83	(0.35)	(1.15)	(1.50)
6/30/2015 to 10/31/2015(f)	15.95	0.12	(0.28)	(0.16)	(0.09)	–	(0.09)
Class R5
10/31/2018	16.72	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
10/31/2017	15.09	0.40	2.46	2.86	(0.41)	(0.82)	(1.23)
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
6/30/2015 to 10/31/2015(f)	16.00	0.13	(0.28)	(0.15)	(0.10)	–	(0.10)
Class R6
10/31/2018	16.74	0.46	0.23	0.69	(0.38)	(1.54)	(1.92)
10/31/2017	15.10	0.38	2.50	2.88	(0.42)	(0.82)	(1.24)
10/31/2016	15.76	0.42	0.47	0.89	(0.40)	(1.15)	(1.55)
6/30/2015 to 10/31/2015(f)	16.00	0.14	(0.28)	(0.14)	(0.10)	–	(0.10)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

18	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$15.39	4.12		0.71		2.56		$8,434	62
16.63	19.54		0.69		2.01		5,220	69
15.03	5.82		0.72		2.46		19	73
15.70	(0.95	)(d)	0.72	(e)	2.25	(e)	10	66

15.49	4.39		0.46		2.83		47	62
16.72	19.82		0.44		2.48		18	69
15.09	6.13		0.47		2.77		11	73
15.75	(0.88	)(d)	0.47	(e)	2.50	(e)	10	66

15.51	4.42		0.39		2.89		26,184	62
16.74	19.91		0.39		2.32		23,836	69
15.10	6.17		0.37		2.87		18	73
15.76	(0.82	)(d)	0.38	(e)	2.59	(e)	10	66

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus. On April 25, 2018, the Fund’s remaining Class B shares converted to Class A Shares. The Fund no longer issues Class T shares for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2015 through October 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are

Notes to Financial Statements (continued)

deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the year ended October 31, 2018, the effective management fee paid to Lord Abbett was at an annualized rate of .31% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, R4 and T shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class B (2)	Class C	Class F (3)	Class P	Class R2	Class R3	Class R4	Class T (4)
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.
(2)	Class B shares closed on April 25, 2018.
(3)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(4)	Class T shares closed on July 24, 2018.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2018:

Distributor	Dealers’
Commissions	Concessions
$348,229	$1,891,778

Distributor received CDSCs of $17,645 and $15,407 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2018.

Notes to Financial Statements (continued)

Other Related Parties

As of October 31, 2018, the percentage of the Fund’s outstanding shares owned by Lord Abbett Multi-Asset Growth Fund was .86%.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended	Year Ended
	10/31/2018	10/31/2017
Distributions paid from:
Ordinary income	$399,073,233	$185,838,297
Net long-term capital gains	360,446,993	297,562,025
Total distributions paid	$759,520,226	$483,400,322

Subsequent to the Fund’s fiscal year ended October 31, 2018, short-term and long-term capital gain distributions of approximately $162,056,000 and $335,547,000, respectively, were paid on November 20, 2018 to shareholders of record on November 19, 2018.

As of October 31, 2018, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income–net	$171,542,792
Undistributed long-term capital gains	335,543,586
Total undistributed earnings	507,086,378
Temporary differences	(3,129,252)
Unrealized gains–net	117,537,224
Total accumulated gains–net	$621,494,350

As of October 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$6,191,742,899
Gross unrealized gain	599,995,892
Gross unrealized loss	(479,099,546)
Net unrealized security gain	$120,896,346

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains is attributable to the tax treatment of certain securities, futures and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2018 were as follows:

Purchases	Sales
$4,077,444,646	$4,603,572,732

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2018, the Fund engaged in cross-trades purchases of $25,350,377 and sales of $27,437,137 which resulted in net realized gains of $494,129.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2018 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2018, the Fund had futures contracts with unrealized depreciation of $(1,679,561). Amounts of $4,054,640 and $(2,549,279) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 243.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$30,759,484	$–	$30,759,484
Total	$30,759,484	$–	$30,759,484

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$30,759,484	$–	$–	$(30,759,484)	$–
Total	$30,759,484	$–	$–	$(30,759,484)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2018.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

Effective August 9, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750

Notes to Financial Statements (continued)

million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Also effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity. For the period from August 9, 2018 through October 31, 2018, the Fund did not utilize the Facilities.

Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended October 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended		Year Ended
		October 31, 2018		October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	11,264,965	$177,874,950	28,130,386	$443,882,943
Converted from Class B*	269,241	4,274,217	955,904	15,249,418
Converted from Class C**	11,804,686	183,862,758	–	–
Reinvestment of distributions	39,015,946	597,973,347	25,204,079	386,046,084
Shares reacquired	(49,783,544)	(787,557,730)	(63,059,844)	(997,676,209)
Increase (decrease)	12,571,294	$176,427,542	(8,769,475)	$(152,497,764)

Class B Shares
Shares sold	2,132	$33,637	206,777	$3,234,854
Reinvestment of distributions	29,237	451,359	86,018	1,312,626
Shares reacquired	(83,525)	(1,336,615)	(561,821)	(8,845,224)
Converted to Class A*	(265,996)	(4,274,217)	(948,019)	(15,249,418)
Decrease	(318,152)	$(5,125,836)	(1,217,045)	$(19,547,162)

Class C Shares
Shares sold	1,704,615	$27,114,246	4,165,606	$65,365,809
Reinvestment of distributions	2,084,073	31,858,174	1,342,735	20,472,726
Shares reacquired	(3,454,470)	(54,667,235)	(10,835,408)	(171,998,057)
Converted to Class A**	(11,804,392)	(183,862,758)	–	–
Decrease	(11,470,174)	$(179,557,573)	(5,327,067)	$(86,159,522)

Class F Shares
Shares sold	7,493,630	$118,254,042	19,920,706	$316,836,180
Reinvestment of distributions	1,840,686	28,222,799	1,017,758	15,733,095
Shares reacquired	(10,712,662)	(171,399,994)	(11,662,460)	(189,023,161)
Increase (decrease)	(1,378,346)	$(24,923,153)	9,276,004	$143,546,114

Class F3 Shares(a)
Shares sold	2,483,701	$39,643,316	5,521,355	$92,000,867
Reinvestment of distributions	714,385	11,031,425	207	3,401
Shares reacquired	(1,963,909)	(31,301,707)	(108,824)	(1,820,424)
Increase	1,234,177	$19,373,034	5,412,738	$90,183,844

Class I Shares
Shares sold	4,619,055	$75,451,773	745,629	$11,839,773
Reinvestment of distributions	834,270	12,853,523	569,117	8,724,953
Shares reacquired	(1,722,752)	(27,693,011)	(6,370,257)	(101,715,551)
Increase (decrease)	3,730,573	$60,612,285	(5,055,511)	$(81,150,825)

Class P Shares
Shares sold	56,085	$901,928	89,813	$1,407,673
Reinvestment of distributions	126,172	1,929,189	97,143	1,484,123
Shares reacquired	(271,780)	(4,296,805)	(450,487)	(7,163,030)
Decrease	(89,523)	$(1,465,688)	(263,531)	$(4,271,234)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
		October 31, 2018		October 31, 2017
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	10,637	$165,484	79,179	$1,266,590
Reinvestment of distributions	6,951	106,487	2,249	34,655
Shares reacquired	(35,919)	(590,243)	(8,175)	(129,604)
Increase (decrease)	(18,331)	$(318,272)	73,253	$1,171,641

Class R3 Shares
Shares sold	294,820	$4,654,284	1,939,525	$3 0,271,043
Reinvestment of distributions	336,748	5,151,469	255,629	3,900,871
Shares reacquired	(725,740)	(11,525,052)	(2,904,635)	(45,492,740)
Decrease	(94,172)	$(1,719,299)	(709,481)	$(11,320,826)

Class R4 Shares
Shares sold	327,384	$5,138,097	340,310	$5,467,421
Reinvestment of distributions	18,063	277,539	1,496	24,170
Shares reacquired	(111,327)	(1,763,308)	(29,185)	(473,577)
Increase	234,120	$3,652,328	312,621	$5,018,014

Class R5 Shares
Shares sold	2,137	$34,078	313	$4,979
Reinvestment of distributions	169	2,607	62	950
Shares reacquired	(346)	(5,512)	(7)	(113)
Increase	1,960	$31,173	368	$5,816

Class R6 Shares
Shares sold	642,738	$10,407,244	2,122,719	$34,478,270
Reinvestment of distributions	99,754	1,540,613	3,412	56,181
Shares reacquired	(478,740)	(7,819,703)	(703,230)	(11,217,874)
Increase	263,752	$4,128,154	1,422,901	$23,316,577

Class T Shares(b)
Shares sold	–	$–	616	$10,000
Reinvestment of distributions	74	1,132	4	58
Shares reacquired	(694)	(10,952)	–	–
Increase (decrease)	(620)	$(9,820)	620	$10,058

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on April 4, 2017.
(b)	Closed on July 24, 2018.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Lord Abbett Affiliated Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President in 2018 and Chief Executive Officer in 2018	Managing Partner of Lord Abbett, joined Lord Abbett in 1994.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2012	Partner and Director of Equities, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2013	Partner and Director, joined Lord Abbett in 1997.

Pamela P. Chen (1978)	Vice President and Assistant Secretary	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005– 2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

48% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2018 is qualified dividend income. For corporate shareholders, 46% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Of the distribution paid during the fiscal year ended October 31, 2018, $259,426,928 and $360,446,993, respectively, represent short-term and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Affiliated Fund, Inc.	LAA-2 (12/18)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2018 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2018 and 2017 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2018	2017
Audit Fees {a}	$55,600	$55,600
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	55,600	55,600

Tax Fees {b}	7,971	7,940
All Other Fees	- 0 -	- 0 -

Total Fees	$63,571	$63,540

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2018 and 2017 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees {a}	$200,339	$201,416

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

lord abbett affiliated fund, inc.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 21, 2018

By:	/s/Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 21, 2018

By:	/s/Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 21, 2018